Prospectus Supplement                                           218204  9/04
dated September 15, 2004 to:
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TH LEE, PUTNAM EMERGING OPPORTUNITIES PORTFOLIO
Common Shares Prospectus dated February 29, 2004, as revised March 22,
2004

Effective September 13, 2004, in the section "Management of the Fund" the first paragraph and table under the heading "Portfolio management" are replaced with the following:

The Fund is managed by the Putnam Small and Emerging Growth team, which manages emerging growth accounts. As of December 31, 2003, the Putnam Small and Emerging Growth team managed $13.6 billion in assets. The team has two portfolio managers, six analysts, including one investment professional dedicated to private equity, and three investment associates. Each member of the team is also an officer of the Manager and provides services to the Fund in that capacity. The following members of the team have primary responsibility for the day-to-day management of the Fund's portfolio. Their experience as portfolio managers or investment analysts over at least five years is also shown.

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Manager                    Experience
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Richard B. Weed
(Senior Vice President)    2000 to present:        Putnam Investments
                           Prior to Dec. 2000:     State Street Global Advisors
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Frederick M. Wynn, Jr.
(Senior Vice President)    2000 to present:        Putnam Investments
                           Prior to June 2000:     Berger Fund Associates
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